ALLIANCE INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

June 28, 1999

Dear Shareholder:

We are pleased to provide you with an update on the performance and investment activity of the portfolios of Alliance Institutional Funds, Inc. for the semi-annual reporting period ended April 30, 1999.

ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
Portfolio Manager: Al Harrison

The following table provides performance results for the Alliance Premier Growth Institutional Fund (the "Fund") for the six- and 12-month periods ended April 30, 1999. For comparison, we have also provided the returns for the Standard & Poor's 500 Stock Index (the "S&P 500"), a common measure of the broad stock market, and your Fund's benchmark, the Russell 1000 Growth Stock Index, which measures the performance of large cap U.S. stocks.

INVESTMENT RESULTS
For both the six- and 12-month periods under review, your Fund significantly outperformed both the S&P 500 and the Russell 1000 Growth Stock Index. The Fund's strong performance can be credited to the significant appreciation of specific technology stocks, high-growth retailers, and telecommunication suppliers and service companies held in the Fund's portfolio. Many of these positions reflect companies that were purchased in a greater concentration for the portfolio during the period of price erosion in the early fall of 1998.


INVESTMENT RESULTS*
Periods ended April 30, 1999
                                                TOTAL RETURNS
                                           6 MONTHS        12 MONTHS
                                          ----------      -----------
ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
  Class I                                    29.81%         31.48%
  Class II                                   29.57%         30.92%

S&P 500 STOCK INDEX                          22.31%         21.83%

RUSSELL 1000 GROWTH STOCK INDEX              24.93%         26.52%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


ECONOMIC REVIEW
Following the strong performance of large cap stocks for the past several years, we have recently seen the market partially embrace a larger universe of economically sensitive stocks where earnings have been extremely poor based on adverse world economic conditions. Whether world economic growth will prove sufficient to support the fundamental expectations of these companies is an open-ended question. At the same time that the jury is out on these economically sensitive stocks, many blue-chip growth stocks have declined by as much as 30% and are now significantly more attractive in price, particularly given what we believe to be their superior earnings certainty and visibility. As always, our guide is to find the proper marriage between fundamentals and price. Inflation remains benign, corporate profits continue to be strong, monetary and fiscal policy continues to come from a centrist base, and valuations of many of what we consider to be premier growth stocks have moderated. In our view, the stage remains set for continued growth and improvement in the large cap growth arena.

REVIEW OF INVESTMENT STRATEGY
Alliance Premier Growth Institutional Fund seeks long term growth by investing in many of what we believe to be premier U.S. companies that demonstrate world leadership positions in their sector. We are continuing to stay the course with an optimistic bias, but remain extremely price conscious when looking at one stock against another. The Fund's portfolio positions are adjusted as relative price changes. We expect market volatility to continue--even increase--and as such, we will hold to our strategy of taking profits during periods of market euphoria, while adding to core holdings during periods of price weakness. In our judgement, this strategy adds a


1


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

layer of value above and beyond our key requirement of good stock selection based on rigorous fundamental research.

ALLIANCE QUASAR INSTITUTIONAL FUND
Portfolio Manager: Randall Haase

The following table provides performance results for the Alliance Quasar Institutional Fund (the "Fund") for the six- and 12-month periods ended April 30, 1999. For comparison, we have also included the returns for the Russell 2000 Growth Stock Index, which measures the performance of small-cap U.S. stocks.

INVESTMENT RESULTS
The Fund underperformed its unmanaged small cap benchmark, the Russell 2000 Growth Stock Index, for both the six- and 12-month periods ended April 30, 1999. During these six- and 12-month periods, the Fund's Class I shares returned 12.68% and -18.35%, respectively, while the Russell 2000 Growth Stock Index returned 15.16% and -9.25%, respectively. As the performance of the Standard & Poor's 500 Stock Index (the "S&P 500") has become dominated to an unprecedented degree by its large cap stocks, we believe that it is no longer an appropriate benchmark for the Fund, which, of course, focuses almost entirely on small cap stocks. Accordingly, it is now more appropriate that the Russell 2000 Growth Stock Index constitutes the Fund's only benchmark.

The Fund underperformed its benchmark during the periods under review primarily due to the following three reasons. First, growth stocks with cyclical exposure performed poorly during the third quarter of 1998. Secondly, our timing in both selling and buying stocks in the Fund's portfolio was often too early. And finally, we generally avoided investing in technology stocks in general, and internet stocks in particular. These three factors and their effect on the Fund's performance are explained in more detail in the "Market Commentary" section of this report.


INVESTMENT RESULTS*
Periods ended April 30, 1999
                                        TOTAL RETURN
                                    6 MONTHS      12 MONTHS
                                   ----------    -----------
ALLIANCE QUASAR INSTITUTIONAL FUND
  Class I                            12.68%        -18.35%
  Class II                           12.70%        -18.56%

RUSSELL 2000 GROWTH STOCK INDEX      15.16%         -9.25%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE RUSSELL 2000 GROWTH STOCK INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT INCLUDES 2000 OF THE SMALLEST STOCKS REPRESENTING APPROXIMATELY 11% OF THE U.S. EQUITY MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET COMMENTARY
Over the six- and 12-month periods under review, we believe that there were three major reasons that led to the Fund's underperformance versus its benchmark.

First, growth stocks with cyclical exposure did not do well during the third quarter. In general, many investors felt at the time that there was a possibility for a recession in 1999. If that were the case, their earnings outlook would deteriorate. Specifically, the airline sector and the rental car sector, two fundamentally strong industries showing tremendous profitability, lost nearly two years' worth of stock performance during the third quarter alone. The losses suffered by these industries were caused when investors shifted out of these types of stocks and into groups of stocks that had more positive momentum (price and volume trends).

Secondly, in retrospect we underestimated the amount of momentum that was evident in investors' minds when they bought and sold stocks. In many cases, it appears that we bought our new ideas too early, and when we sold our older names based on valuation, this sell decision was also made too far in advance. In other words,


2


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

valuations took longer to be realized when the buy decision was made. Conversely, the momentum investors carried our stocks to higher valuations after we sold them, as the valuations they were willing to pay for these stocks were simply higher than the valuations we thought they were worth.

Third, while we like to think of ourselves as leading edge investors looking for that next great idea, we were unwilling to take a huge overweighting in the technology sector and, more specifically, we essentially avoided investing in internet stocks altogether. In most cases, these stocks have yet to demonstrate the ability to earn a single penny in earnings and, in some cases, we believe probably never will. Despite this, these stocks have performed exceptionally well, defying all logical valuation criteria. In our opinion, these stocks were overpriced a year ago when 1998 began, and they are even more overpriced now in 1999. We simply believe that when investors start looking at fundamentals and valuations as opposed to hype and momentum, these stocks will come back to reality.

As a result of these three factors and after a very strong first half in 1998, the Fund underperformed substantially in the third quarter. Although the Fund's relative performance improved considerably in the six months ended April 30, 1999, it still underperformed its benchmark for the entire year.

REVIEW OF INVESTMENT STRATEGY
Our basic investment strategy remains unchanged. We continue to adjust the Fund's composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth.

On the growth side, the Fund's holdings continue to include several positions in the retail and apparel sectors. Companies in these sectors have continued to report earnings per share (EPS) gains of typically between 20% and 30%, with price to earnings (P/E) ratios between 12 and 18 times earnings. After not participating in the strong equity market in 1997, consumer stocks came back in the second half of 1998 and into 1999. These included Tommy Hilfiger Corp., Tiffany & Co., and Men's Wearhouse Inc. In addition, we think that the jewelry segment offers excellent opportunities. We believe the prospects for both Zale Corp. and Movado Group, Inc. look quite promising.

We are always looking for companies that have market share leadership, strong franchises, and dominant positions within their respective industry. Within the leisure category, these would include Bally Total Fitness Holding Corp., which, with over four million members, is the largest health club provider in the U.S., and Premier Parks, Inc., the largest amusement park operator after The Walt Disney Company. In the consumer manufacturing category, this would include Monaco Coach Corp., one of the largest manufacturers of recreational vehicles in the U.S.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that both Venator Group, Inc. and Sports Authority, Inc. should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike, Inc. is seeing its business turning. These factors, as well as the Olympics being only a year away, should help both of these sports retailers see a turn in their business.

Within healthcare, the Fund's holdings continue to include positions in the biotechnology sector as well as the service sector. Specifically, its holdings include positions in GelTex Pharmaceuticals, Inc. and Human Genome Sciences, Inc., two later-stage biotechnology companies, as well as Synetic, Inc., an intranet healthcare provider, and Orthodontic Centers of America, Inc., the leading operator of orthodontic centers in the U.S.

Within the real estate sector, we believe that real estate investment trust
(REIT) stocks have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 12%. Therefore, about 6% of the Fund is invested in REITs. The Fund currently holds positions in Chelsea GCA Realty, Inc., Taubman Centers, Inc., and Glenborough Realty Trust, Inc.

On the cyclical side, we continue to favor the airline industry. We have been bullish on this group since 1995. We believe that 1999 should mark the fifth consecutive year of profitability for the industry after a period of


3


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

losses from 1990 to 1994. Furthermore, this industry is more fundamentally sound than at any point since World War II, with load factors of over 70% for four years in a row--levels never attained before by this industry.

During past good periods of business, carriers took their excess cash flow and bought more planes. However, this only added to their existing capacity and took away their pricing power. Today, the carriers are using their cash flow to pay down debt, buy back stock, and restructure their balance sheets. As demand outpaces capacity growth, pricing power should continue to increase, allowing carriers to maximize both revenues and earnings. Thus, the Fund's holdings continue to include positions in America West Holdings Corp., Alaska Air Group, Inc., and Atlas Air, Inc.

In addition, we like the rental car industry and have positions in Budget Group, Inc. and Dollar Thrifty Automotive Group, Inc. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet being recognized in the marketplace.

Within the technology sector, the Fund's holdings currently include positions in CheckFree Corp., an online banking company, and DBT Online, Inc., a database management company. The Fund is currently underweight in the technology sector relative to the small cap benchmark for the sector.

INVESTMENT OUTLOOK
1998 marks the fifth consecutive year in which large cap stocks, as measured by the S&P 500, outperformed small cap stocks, as measured by the Russell 2000 Index. During this five year period (on an annualized basis), the S&P 500 was up 24.1%, considerably outperforming the Russell 2000 Index, which was up 11.9%. After underperforming large cap stocks in each consecutive year from 1994 to 1998, small cap stocks continued to underperform into 1999. In the first quarter of 1999 alone, the Russell 2000 was down 1.68%, while the S&P 500 was up 4.98%, for a total difference of 6.66% between the two indexes. In our view, it is obvious that the majority of the money coming into the equity markets is going into the S&P 500 and other select large caps, while generally avoiding the other 90% of stocks altogether. Regardless, the current valuations for small cap stocks are extremely attractive and small cap stocks are now trading at all-time low historical valuations relative to large cap stocks. All we can say is that we are extremely excited about the Fund as 1999 progresses. We firmly believe that when the turn for small cap stocks does occur, the Fund will be extremely well positioned to fully participate.

ALLIANCE REAL ESTATE INVESTMENT
INSTITUTIONAL FUND
Portfolio Manager: Dan Pine

The following table provides performance results for the Alliance Real Estate Investment Institutional Fund (the "Fund") for the six- and 12-month periods ended April 30, 1999. For comparison, we have also included the returns for the National Association of Real Estate Investment Trusts ("NAREIT") Equity Index, and the Standard & Poor's 500 Stock Index (the "S&P 500").

INVESTMENT RESULTS
The Real Estate Investment Trust (REIT) sector has been through a tumultuous six-month period. REITs began 1999 in much the same manner as they ended 1998--underperforming large blue-chip stocks and the technology sector. In April, however, this changed dramatically when the REIT sector gained 9.2% as measured by the NAREIT Equity Index. As a result, the NAREIT Equity Index gained 2.01% over the six-month period under review.

As shown on the following table, your Fund outperformed the NAREIT Equity Index over the six-month period under review primarily as a result of the strong relative performance of the apartment, office, and hotel stocks held in the Fund's portfolio. Despite this solid performance over the six-month period under review, your Fund underperformed the NAREIT Equity Index during the 12-month period ended April 30, 1999. The Fund's underperformance versus the NAREIT Equity Index during the 12-month period under review was due to its overweighting in the full-service hotel sector, which was negatively impacted earlier in this period.


4


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

Your Fund underperformed the S&P 500 over both the six- and 12-month periods under review. This underperformance was primarily due to the strong performance of the large cap stocks (and technology stocks in particular) that have become a very large segment of the S&P 500 in recent periods.


INVESTMENT RESULTS*
Periods ended April 30, 1999
                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                  ----------    -----------
ALLIANCE REAL ESTATE INVESTMENT
  INSTITUTIONAL FUND
  Class I                            4.63%        -12.49%
  Class II                           4.48%        -12.86%

S&P 500 STOCK INDEX                 22.31%         21.83%

NAREIT EQUITY INDEX                  2.01%        -11.65%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE NAREIT EQUITY INDEX IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REITS LISTED ON THE NYSE, AMEX, AND NASDAQ. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
In our last shareholder report for the period ended October 31, 1998, we stated that the U.S. real estate markets were generally in very good condition. Low interest rates, low to modest inflation, and continued economic growth allowed real estate owners (REITs) to maintain high occupancies and increase rents which in turn led to continued positive earnings growth. Nonetheless, early in the year the REIT sector continued to be caught in a downdraft caused by investors focusing on either larger blue-chip stocks or technology issues. Indeed, in this period of narrow leadership and the lure of technology initial public offerings (IPOs), REITs did not appear to be desirable investments despite their appealing valuation, stable and increasing cash flows, and solid income yields.

The month of April 1999 saw a significant change that led investors to take note of the REIT sector once again for a number of reasons. First, cyclical and value stocks (perhaps one and the same today--and a group in which REITs can easily fit) became increasingly attractive to investors as an alternative to the rich valuations afforded the S&P 500 and technology stocks. Secondly, owning stocks with stable cash flows and solid dividends (rather than virtual losses) became more appealing to a growing number of investors. Lastly, several large institutional investors and one very well known value investor (namely Warren Buffett) began purchasing positions in the REIT sector.

With the modest rebound in the sector, the appropriate question may be "what's next?" We believe REITs are very reasonably valued at about 8.8 times 1999 funds from operations (the REIT equivalent of earnings per share), with an average 7.4% dividend yield and expected earnings growth of about 10% in 1999 and 8% in 2000. These valuation metrics are compelling and are further supported by the fact that most REITs trade at a discount to the private market value of the real estate assets that they own.

Given the large diversified portfolios, professional management, and low levels of leverage, REITs offer an attractive, lower risk alternative to owning individual real estate assets. Furthermore, REIT cash flows and dividends offer a defensive and stable investment, particularly in the face of broader equity market volatility. In our opinion, both of these factors are not being adequately reflected in REIT stock prices.

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in strong, well-capitalized companies that have exposure to property sectors and property markets that are expected to outperform due to anticipated changes in rents and occupancy.

Each market has its own set of dynamics that make it either more or less attractive than other markets at different points of the real estate and economic cycle. In the past six months, we continued to reduce our exposure to


5


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

hotels by approximately 20%. Hotels are more economically sensitive than most other types of real estate due to the short-term nature of the tenant leases (i.e., overnight guest stays). We reduced the Fund's exposure to hotels as their stock prices rose dramatically from their very low levels of last summer. We are now slightly underweighted versus the NAREIT Index's average weighting, having profited from the rebound. We have also reduced our exposure to certain suburban office markets by approximately 20%. Although we believe that the suburban office markets (in the aggregate) will likely continue to perform well, suburban markets such as Dallas are anticipating new supplies of office space that may impede rent growth in the medium term. We have been redirecting some of the hotel and suburban office weightings towards the central business district ("CBD") office markets. We increased our holdings in CBD office markets with barriers to new development (such as New York City, Boston, San Francisco, and Seattle) by 15%. We believe these properties have the best opportunity for continued growth in rents and occupancy.

With the emergence of the Internet as a provider of retail goods and services, the retail property sector has been under increasing scrutiny by investors. While it is clear that certain retail items will be efficiently marketed and sold on the Internet, it is not clear if "virtual" real estate will replace brick and mortar real estate as the selling ground for retail products. Your Fund has consistently been underrepresented in retail properties for just this reason. The Fund's portfolio has exposure to companies that own neighborhood grocery anchored retail shopping centers that are based on the day-to-day needs of families. These goods and services, in our view, are less likely to be replaced by e-commerce. We have limited exposure to companies that own regional malls and promotional or large box retail centers. We believe these retail venues typically have more tenants who sell commodity products of which the Internet may eventually take a large market share.

MARKET OUTLOOK AND CONCLUSION
Our outlook for the real estate market and REITs remains positive. Supply and demand for space remain generally in balance in most markets and in most property types. This balance has been primarily due to the stock market allocating capital more efficiently to the real estate market and REITs. When the stock market determined that the real estate sector was moving forward too quickly and there were worries about excess supply and a possible recession, REIT stock prices fell. Through this action, the market pre-empted an overbuilding condition that may have otherwise occurred. Months later, we now see that construction is down and prices have stabilized. We believe that this is ultimately a good thing for the long-term health of the REIT market and has greatly enhanced the long-term prospects for future performance from the sector.

In conclusion, we would like to thank you for the continued confidence you have shown in the portfolios of Alliance Institutional Funds, Inc., and we look forward to reporting their progress to you in the future.

Sincerely,


Alfred Harrison
Executive Vice President


Randall E. Haase
Senior Vice President


Daniel G. Pine
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


6


INVESTMENT OBJECTIVE AND POLICIES
                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Premier Growth Institutional Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing in the common stocks of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.



INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                     31.48%         37.36%
Since Inception*              45.76%         51.45%

CLASS II SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                     30.92%         36.99%
Since Inception*              45.20%         50.92%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/7/98 Class I & Class II.


7


INVESTMENT OBJECTIVE AND POLICIES            ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Quasar Institutional Fund seeks growth of capital by pursuing aggressive investment policies. Alliance Quasar Institutional Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                    -18.35%        -23.21%
Since Inception*             -14.77%        -21.83%

CLASS II SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                    -18.56%        -23.51%
Since Inception*             -14.96%        -22.12%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/17/98 Class I & Class II.


8


                                                ALLIANCE REAL ESTATE INVESTMENT
INVESTMENT OBJECTIVE AND POLICIES                            INSTITUTIONAL FUND
_______________________________________________________________________________

Alliance Real Estate Institutional Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.



INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS
CLASS I SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                    -12.49%        -23.46%
Since Inception*             -10.92%        -17.61%

CLASS II SHARES
                                  PERIOD ENDED
                         APRIL 30, 1999  MARCH 31, 1999
                         ------------------------------
12 Months                    -12.86%        -23.86%
Since Inception*             -11.33%        -18.01%


The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 12/9/97 Class I & Class II.


9


TEN LARGEST HOLDINGS
APRIL 30, 1999 (UNAUDITED)           ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                           VALUE          NET ASSETS
-------------------------------------------------------------------------------
Nokia Corp. (ADR)                             $  6,840,088           5.0%
Tyco International, Ltd.                         6,704,831           5.0
Dell Computer Corp.                              6,680,612           5.0
MCI WorldCom, Inc.                               6,081,875           4.5
Cisco Systems, Inc.                              5,777,266           4.3
Federal Home Loan Mortgage Corp.                 5,101,575           3.8
Pfizer, Inc.                                     4,729,069           3.5
Home Depot, Inc.                                 4,639,162           3.4
Morgan Stanley, Dean Witter & Co.                4,517,990           3.4
Philip Morris Cos., Inc.                         4,456,444           3.3
                                              $ 55,528,912          41.2%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
_______________________________________________________________________________

                                                         SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                           BOUGHT       4/30/99
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                    59,500        81,300
Gap, Inc.                                           57,100        57,100
Intel Corp.                                         52,150        70,000
Lowes Cos., Inc.                                    56,800        56,800
MCI WorldCom, Inc.                                  65,400        74,000
Mckesson Hboc, Inc.                                100,260       100,260
MediaOne Group, Inc.                                28,400        28,400
Morgan Stanley, Dean Witter & Co.                   37,300        45,550
Philip Morris Cos., Inc.                           102,700       127,100
Warner-Lambert Co.                                  41,000        51,400

                                                                HOLDINGS
SALES                                                 SOLD       4/30/99
-------------------------------------------------------------------------------
AirTouch Communications, Inc.                       11,900        47,400
America Online, Inc.                                 6,900            -0-
General Electric Co.                                 8,500            -0-
BankAmerica Corp.                                   12,618         2,500
Lucent Technologies, Inc.                            1,400        18,400
May Department Stores Co.                           10,800            -0-
Northwest Airlines Corp.                            23,700         8,000
UAL Corp.                                           13,300        10,000
U.S. Bancorp                                        27,100            -0-
Washington Mutual, Inc.                             24,832            -0-


*    Adjusted for stock splits and spin-offs.


10


TEN LARGEST HOLDINGS
APRIL 30, 1999 (UNAUDITED)                   ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                           VALUE           NET ASSETS
-------------------------------------------------------------------------------
Legg Mason, Inc.                              $  1,544,963           4.4%
Premier Parks, Inc.                              1,531,119           4.3
Tiffany & Co.                                    1,302,000           3.7
Chelsea GCA Realty, Inc.                         1,179,162           3.3
Mohawk Industries, Inc.                          1,148,100           3.3
Alaska Air Group, Inc.                           1,035,469           3.0
DBT Online, Inc.                                   875,875           2.5
Group 1 Automotive, Inc.                           854,900           2.4
Venator Group, Inc.                                844,750           2.4
Taubman Centers, Inc.                              824,600           2.4
                                              $ 11,140,938          31.7%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                           BOUGHT       4/30/99
-------------------------------------------------------------------------------
Apex PC Solutions, Inc.                             25,950        38,450
Chelsea GCA Realty, Inc.                            19,500        35,800
Consolidated Freightways Corp.                      28,400        56,800
Legg Mason, Inc.                                    29,000        44,300
Mohawk Industries, Inc.                             20,000        35,600
Premier Parks, Inc.                                 19,600        44,300
SFX Entertainment, Inc.                             11,700        11,700
Sunterra Corp.                                      36,200        63,400
Venator Group, Inc.                                 68,300        87,200
Zale Corp.                                          16,400        16,400

                                                                HOLDINGS
SALES                                                 SOLD       4/30/99
-------------------------------------------------------------------------------
Centocor, Inc.                                      11,200            -0-
Comverse Technology, Inc.                            4,600            -0-
Continental Airlines, Inc. Cl.B                      5,700            -0-
Golf Trust of America, Inc.                          7,700            -0-
MedImmune, Inc.                                      4,100            -0-
Tommy Hilfiger Corp.                                 5,500         4,500
Uniphase Corp.                                       3,200            -0-
Vitesse Semiconductor Corp.                          4,700            -0-
Young Broadcasting, Inc. Cl.A                        4,400            -0-
Xylan Corp.                                          8,025            -0-


*    Adjusted for stock splits.


11


TEN LARGEST HOLDINGS                            ALLIANCE REAL ESTATE INVESTMENT
APRIL 30, 1999 (UNAUDITED)                                   INSTITUTIONAL FUND
_______________________________________________________________________________

                                                                 PERCENT OF
COMPANY                                           VALUE          NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust                $    526,444           4.8%
Brookfield Properties Corp.                        501,337           4.6
Pan Pacific Retail Properties, Inc.                441,000           4.1
Public Storage, Inc.                               429,275           4.0
AvalonBay Communities, Inc.                        420,000           3.9
Vornado Realty Trust                               413,400           3.8
SL Green Realty Corp.                              389,550           3.6
Arden Realty Group, Inc.                           385,000           3.5
MeriStar Hospitality Corp.                         379,500           3.5
ProLogis Trust                                     371,700           3.4
                                              $  4,257,206          39.2%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                           BOUGHT       4/30/99
-------------------------------------------------------------------------------
Apartment Investment & Management Co.                6,100         6,100
Captec Net Lease Realty, Inc.                        6,000         6,000
Prime Retail, Inc.                                  37,200        37,200
Ramco-Gershenson Properties Trust                   10,500        10,500
Regency Realty Corp.                                10,800        10,800
Sun Communities, Inc.                                7,500         7,500

                                                                HOLDINGS
SALES                                                 SOLD       4/30/99
-------------------------------------------------------------------------------
Arden Realty Group Inc.                             14,300        15,400
AvalonBay Communities, Inc.                          9,500        12,000
Boston Properties, Inc.                              9,400         8,700
Crescent Real Estate Equities Co.                   13,300        14,500
Equity Office Properties Trust                      18,800        19,100
Essex Property Trust, Inc.                          13,700         9,100
Mack-Cali Realty Corp.                              14,000            -0-
New Plan Excel Realty Trust, Inc.                   18,260            -0-
SL Green Realty Corp.                               18,500        19,600
Vornado Realty Trust                                 8,000        10,600


*    Adjusted for a spin-off.


12


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)           ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.1%
TECHNOLOGY-27.3%
COMMUNICATION EQUIPMENT-9.0%
EMC Corp. (a)                                    38,000    $   4,139,625
Lucent Technologies, Inc.                        18,400        1,106,300
Nokia Corp. (ADR) (Finland)                      92,200        6,840,088
                                                             ------------
                                                              12,086,013

COMPUTER HARDWARE-7.0%
Dell Computer Corp. (a)                         162,200        6,680,612
International Business
  Machines Corp.                                 13,300        2,782,194
                                                             ------------
                                                               9,462,806

COMPUTER SOFTWARE-1.7%
Microsoft Corp. (a)                              28,000        2,276,750

NETWORKING SOFTWARE-5.5%
Ascend Communications,
  Inc. (a)                                       16,400        1,584,650
Cisco Systems, Inc. (a)                          50,650        5,777,266
                                                             ------------
                                                               7,361,916

SEMI-CONDUCTOR COMPONENTS-4.1%
Applied Materials, Inc. (a)                       7,200          386,100
Intel Corp.                                      70,000        4,283,125
Micron Technology, Inc. (a)                      25,200          935,550
                                                             ------------
                                                               5,604,775
                                                             ------------
                                                              36,792,260

CONSUMER SERVICES-24.5%
AIRLINES-3.0%
Continental Airlines, Inc.
  Cl.B (a)                                       19,800          855,113
Delta Air Lines, Inc.                            13,500          856,406
KLM Royal Dutch Air                              40,865        1,233,612
Northwest Airlines Corp. (a)                      8,000          272,500
UAL Corp. (a)                                    10,000          807,500
                                                             ------------
                                                               4,025,131

AUTO & RELATED-1.2%
Ford Motor Co.                                   25,200        1,611,225

BROADCASTING & CABLE-6.3%
AirTouch Communications,
  Inc. (a)                                       47,400        4,425,975
Chancellor Media Corp. (a)                       17,900          982,262
Clear Channel
  Communications (a)                             11,600          806,200
  MediaOne Group, Inc.                           28,400        2,316,375
                                                             ------------
                                                               8,530,812

RESTAURANTS & LODGING-0.5%
Starbucks Corp. (a)                              17,600          650,100

RETAIL - GENERAL MERCHANDISE-13.5%
Costco Cos, Inc. (a)                             18,900        1,529,719
Dayton Hudson Corp.                              13,200          888,525
Fred Meyer, Inc. (a)                              9,300          503,363
Gap, Inc.                                        57,100        3,800,719
Home Depot, Inc.                                 77,400        4,639,162
Kohl's Corp. (a)                                 23,900        1,587,856
Lowes Cos., Inc.                                 56,800        2,996,200
Wal-Mart Stores, Inc.                            48,200        2,217,200
                                                             ------------
                                                              18,162,744
                                                             ------------
                                                              32,980,012

FINANCE-15.5%
BANKING - REGIONAL-2.8%
BankAmerica Corp.                                 2,500          180,000
Chase Manhattan Corp.                            16,300        1,348,825
Fifth Third Bancorp                               8,700          623,681
Newcourt Credit Group, Inc.                      34,600          977,450
The CIT Group, Inc.                              19,300          627,250
                                                             ------------
                                                               3,757,206

BROKERAGE & MONEY MANAGEMENT-4.1%
Merrill Lynch & Co., Inc.                        12,900        1,082,794
Morgan Stanley, Dean
  Witter & Co.                                   45,550        4,517,990
                                                             ------------
                                                               5,600,784

INSURANCE-1.0%
American International
  Group, Inc.                                     2,600          305,338
Citigroup, Inc.                                  14,300        1,076,075
                                                             ------------
                                                               1,381,413

MORTGAGE BANKING-3.8%
Federal Home Loan Mortgage
  Corp.                                          81,300        5,101,575


13


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                     ALLIANCE PREMIER GROWTH INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-3.8%
Associates First Capital Corp.
  Cl.A                                           31,176     $  1,381,486
MBNA Corp.                                      131,150        3,696,791
                                                             ------------
                                                               5,078,277
                                                             ------------
                                                              20,919,255

HEALTH CARE-13.6%
DRUGS-10.1%
Bristol-Myers Squibb Co.                         37,500        2,383,594
Pfizer, Inc.                                     41,100        4,729,069
Schering-Plough Corp.                            63,700        3,077,506
Warner-Lambert Co.                               51,400        3,491,987
                                                             ------------
                                                              13,682,156

MEDICAL SERVICES-3.5%
IMS Health, Inc.                                 39,100        1,173,000
McKesson Hboc, Inc.                             100,260        3,509,100
                                                             ------------
                                                               4,682,100
                                                             ------------
                                                              18,364,256

UTILITIES-5.7%
TELEPHONE UTILITY-5.7%
AT&T Corp. (a)                                   25,600        1,635,200
MCI WorldCom, Inc. (a)                           74,000        6,081,875
                                                             ------------
                                                               7,717,075

CONSUMER STAPLES-5.6%
HOUSEHOLD PRODUCTS-0.5%
Gillette Co.                                     12,600          657,563

RETAIL - FOOD-1.8%
Kroger Co. (a)                                   13,500          733,219
Safeway, Inc. (a)                                32,900        1,774,543
                                                             ------------
                                                               2,507,762

TOBACCO-3.3%
Philip Morris Cos., Inc.                        127,100        4,456,444
                                                             ------------
                                                               7,621,769

MULTI INDUSTRY COMPANY-5.0%
Tyco International, Ltd.                         82,521        6,704,831

CAPITAL GOODS-1.4%
POLLUTION CONTROL-0.8%
Waste Management, Inc.                           19,400        1,096,100

MISCELLANEOUS-0.6%
United Technologies Corp.                         5,200          753,350
                                                             ------------
                                                               1,849,450

ENERGY-0.5%
OIL & GAS SERVICES-0.5%
Atlantic Richfield Co.                            7,400          621,138

Total Common Stocks
  (cost $119,896,980)                                        133,570,046

SHORT-TERM INVESTMENT-0.7%
COMMERCIAL PAPER-0.7%
General Electric Capital Corp.
  4.94%, 5/03/99
  (amortized cost $953,738)                        $954          953,738

TOTAL INVESTMENTS-99.8%
  (cost $120,850,718)                                        134,523,784
Other assets less
  liabilities-0.2%                                               328,593

NET ASSETS-100%                                            $ 134,852,377


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


14


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                   ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.8%
CONSUMER PRODUCTS & SERVICES-46.5%
ADVERTISING-0.3%
Merkert American Corp. (a)                       10,100     $     97,213

AIRLINES-5.7%
Alaska Air Group, Inc. (a)                       23,500        1,035,469
America West Holdings Corp.
  Cl.B (a)                                       32,200          672,175
Atlas Air, Inc. (a)                               7,600          220,400
Mesa Air Group, Inc. (a)                         11,600           78,300
                                                             ------------
                                                               2,006,344

APPAREL-0.9%
Tommy Hilfiger Corp. (a)                          4,500          314,437

BUSINESS SERVICES-5.2%
Carriage Services, Inc.
  Cl.A (a)                                       16,400          314,675
Century Business Services,
  Inc. (a)                                       38,400          460,800
FirstService Corp. (a)                           13,700          198,650
Provant, Inc. (a)                                   200            3,600
Republic Services Inc. (a)                       20,300          417,419
TeleSpectrum Worldwide,
  Inc.(a)                                        68,100          446,906
                                                             ------------
                                                               1,842,050

ENTERTAINMENT & LEISURE-10.9%
Bally Total Fitness Holding
  Corp. (a)                                      23,100          560,175
Cinar Corp. (a)                                  14,000          292,250
Premier Parks, Inc. (a)                          44,300        1,531,119
SFX Entertainment, Inc.                          11,700          722,475
Sunterra Corp. (a)                               63,400          681,550
Vistana, Inc. (a)                                 2,200           32,725
                                                             ------------
                                                               3,820,294

RESTAURANTS & LODGING-1.7%
Florida Panthers Holdings,
  Inc. Cl.A (a)                                  15,200          134,900
MeriStar Hospitality Corp.                       20,300          466,900
                                                             ------------
                                                                 601,800

RETAILING GENERAL-21.0%
BJ'S Wholesale Club, Inc. (a)                    15,400          409,063
Circuit City Stores, Inc. -
  CarMax Group (a)                               62,400          280,800
Furniture Brands International,
  Inc. (a)                                       11,900          298,244
Industrie Natuzzi SpA
(ADR) (Italy)                                    23,700          453,262
Men's Wearhouse, Inc. (a)                        20,100          550,237
Movado Group, Inc.                               17,100          412,537
Sports Authority, Inc. (a)                       67,700          469,669
Stage Stores, Inc. (a)                           48,400          311,575
Tiffany & Co.                                    15,500        1,302,000
Trans World Entertainment
  Corp. (a)                                      19,700          301,656
Tweeter Home Entertainment
  Group, Inc. (a)                                 5,100          151,088
United Rentals, Inc. (a)                         24,500          730,406
Venator Group, Inc. (a)                          87,200          844,750
Whole Foods Market, Inc. (a)                      6,600          257,400
Zale Corp. (a)                                   16,400          620,125
                                                             ------------
                                                               7,392,812

MISCELLANEOUS-0.8%
Cash America International,
  Inc.                                           14,100          179,775
Central Garden & Pet Co. (a)                      5,900           82,600
                                                             ------------
                                                                 262,375
                                                             ------------
                                                              16,337,325

TECHNOLOGY-15.6%
COMMUNICATION EQUIPMENT-2.6%
Com21, Inc. (a)                                   6,800          211,650
Pinnacle Holdings, Inc. (a)                      23,900          489,950
Tekelec, Inc. (a)                                21,900          197,784
                                                             ------------
                                                                 899,384

COMPUTER SOFTWARE & SERVICES-5.6%
AppliedTheory Corp.                                 200            4,100
Checkfree Corp. (a)                               9,700          465,600
DBT Online, Inc. (a)                             26,000          875,875
IMRglobal Corp. (a)                              11,800          203,550
Insight Enterprises, Inc. (a)                    10,100          272,700
Transaction Systems
  Architects, Inc. Cl.A (a)                       4,800          155,700
                                                             ------------
                                                               1,977,525


15


PORTFOLIO OF INVESTMENTS (CONTINUED)         ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
NETWORKING SOFTWARE-1.9%
Apex PC Solutions, Inc. (a)                      38,450     $    639,231
Marimba Inc. (a)                                    200           12,150
                                                             ------------
                                                                 651,381

SEMI-CONDUCTOR EQUIPMENT-0.8%
Conexant Systems, Inc. (a)                        3,400          138,550
MKS Instruments, Inc. (a)                        11,800          160,775
                                                             ------------
                                                                 299,325

TELECOMMUNICATIONS-3.0%
GST Telecommunications,
  Inc. (a)                                       20,600          260,075
ICG Communications,
  Inc. (a)                                       10,700          236,069
Millicom International Cellular,
  SA (Luxembourg)                                16,200          558,900
                                                             ------------
                                                               1,055,044

MISCELLANEOUS-1.7%
Engineering Animation, Inc.                       1,800           26,775
Excalibur Technologies
  Corp. (a)                                      16,900          261,950
Harman International
  Industries, Inc.                                6,800          312,375
                                                             ------------
                                                                 601,100
                                                             ------------
                                                               5,483,759

FINANCIAL SERVICES-11.0%
BROKERAGE & MONEY MANAGEMENT-4.4%
Legg Mason, Inc.                                 44,300        1,544,963

INSURANCE-0.5%
Reinsurance Group of America,
  Inc.                                            5,400          163,350

REAL ESTATE-6.1%
Chelsea GCA Realty, Inc.                         35,800        1,179,162
Glenborough Realty Trust,
  Inc.                                            9,200          158,125
Taubman Centers, Inc.                            60,800          824,600
                                                             ------------
                                                               2,161,887
                                                             ------------
                                                               3,870,200

BASIC INDUSTRIES-9.5%
METAL HARDWARE-1.8%
Bethlehem Steel Corp. (a)                        70,400          642,400

TEXTILE PRODUCTS-3.3%
Mohawk Industries, Inc. (a)                      35,600        1,148,100

TRANSPORTATION & SHIPPING-4.4%
AMERCO (a)                                          100            2,250
Carey International, Inc. (a)                    27,600          479,550
Consolidated Freightways
  Corp. (a)                                      56,800          639,000
Teekay Shipping Corp.                            24,700          419,900
                                                             ------------
                                                               1,540,700
                                                             ------------
                                                               3,331,200

CONSUMER MANUFACTURING-7.9%
AUTO & RELATED-7.1%
Budget Group, Inc. Cl.A (a)                      41,700          518,644
Dollar Thrifty Automotive
  Group, Inc. (a)                                26,300          489,837
Group 1 Automotive, Inc. (a)                     33,200          854,900
Monaco Coach Corp. (a)                           23,025          638,944
                                                             ------------
                                                               2,502,325

INDUSTRIAL MACHINERY-0.8%
Applied Power, Inc. Cl.A                          8,500          268,281
                                                             ------------
                                                               2,770,606

HEALTH CARE-6.9%
BIOTECHNOLOGY-3.0%
Aviron (a)                                          300            5,663
GelTex Pharmaceuticals,
  Inc. (a)                                       24,800          424,700
Human Genome Sciences,
  Inc. (a)                                        7,200          266,400
Novoste Corp. (a)                                16,200          360,450
                                                             ------------
                                                               1,057,213


16


                                             ALLIANCE QUASAR INSTITUTIONAL FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
DRUGS, HOSPITAL
SUPPLIES & MEDICAL
SERVICES-3.9%
Aradigm Corp. (a)                                13,300     $     80,631
Orthodontic Centers of
  America, Inc. (a)                              20,800          257,400
St. Jude Medical, Inc. (a)                        9,200          256,450
Synetic, Inc. (a)                                 8,000          755,500
                                                             ------------
                                                               1,349,981
                                                             ------------
                                                               2,407,194

ENERGY-2.0%
OIL & GAS SERVICES-2.0%
Southern Union Co.                               31,810          707,773

CONSUMER NONCYCLICALS-0.4%
HOUSEHOLD PRODUCTS-0.4%
Softnet Systems, Inc. (a)                         4,800          156,600
Total Common Stocks
  (cost $34,122,581)                                          35,064,657

TOTAL INVESTMENTS-99.8%
  (cost $34,122,581)                                          35,064,657
Other assets less
  liabilities-0.2%                                                83,087

NET ASSETS-100%                                             $ 35,147,744


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


17


PORTFOLIO OF INVESTMENTS                        ALLIANCE REAL ESTATE INVESTMENT
APRIL 30, 1999 (UNAUDITED)                                   INSTITUTIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
COMMON STOCKS-97.3%
REAL ESTATE INVESTMENT TRUSTS-97.3%
APARTMENTS-8.8%
Apartment Investment &
Management Co.                                    6,100     $    244,381
AvalonBay Communities, Inc.                      12,000          420,000
Essex Property Trust, Inc.                        9,100          287,219
                                                             ------------
                                                                 951,600

DIVERSIFIED & OTHERS-15.6%
Captec Net Lease Realty, Inc.                     6,000           78,563
Correctional Properties Trust                    17,100          296,044
Entertainment Properties Trust                   17,100          314,212
Glenborough Realty Trust,
  Inc.                                           21,400          367,812
Golf Trust of America, Inc.                      10,100          224,094
Vornado Realty Trust                             10,600          413,400
                                                             ------------
                                                               1,694,125

HOTELS & RESTAURANTS-5.6%
Innkeepers USA Trust                             21,500          221,719
MeriStar Hospitality Corp.                       16,500          379,500
Patriot American Hospitality,
  Inc.                                              786            3,979
                                                             ------------
                                                                 605,198

MANUFACTURED HOME COMMUNITIES-2.4%
Sun Communities, Inc.                             7,500          262,500

OFFICE-23.0%
Arden Realty Group, Inc.                         15,400          385,000
Boston Properties, Inc.                           8,700          315,919
Brookfield Properties
  Corp. (Canada)                                 34,400          501,337
Crescent Real Estate Equities
  Co.                                            14,500          324,438
Equity Office Properties Trust                   19,100          526,444
Great Lakes REIT, Inc.                            3,900           60,206
SL Green Realty Corp.                            19,600          389,550
                                                             ------------
                                                               2,502,894

OFFICE - INDUSTRIAL MIX-12.9%
Brandywine Realty Trust                          16,700          315,212
Duke Realty Investments, Inc.                     5,700          133,950
Highwoods Properties, Inc.                       10,900          280,675
Reckson Associates Realty
  Corp.                                          15,300          344,250
Spieker Properties, Inc.                          8,400          329,700
                                                             ------------
                                                               1,403,787

REGIONAL MALLS-6.1%
Macerich Co.                                     13,400          342,537
Mills Corp.                                      16,300          318,869
                                                             ------------
                                                                 661,406

SHOPPING CENTERS-12.8%
Burnham Pacific Properties,
  Inc.                                           20,400          234,600
Pan Pacific Retail Properties,
  Inc.                                           24,500          441,000
Prime Retail, Inc.                               37,200          320,850
Ramco-Gershenson Properties
Trust                                            10,500          165,375
Regency Realty Corp.                             10,800          233,550
                                                             ------------
                                                               1,395,375

STORAGE-3.9%
Public Storage, Inc.                             15,400          429,275

WAREHOUSE & INDUSTRIAL-6.2%
Cabot Industrial Trust                           14,600          297,475
ProLogis Trust                                   17,700          371,700
                                                             ------------
                                                                 669,175

Total Common Stocks
  (cost $11,306,089)                                          10,575,335

SHORT-TERM INVESTMENT-2.3%
TIME DEPOSIT-2.3%
State Street Cayman Islands
  4.50%, 5/03/99
  (amortized cost $250,000)                        $250          250,000

TOTAL INVESTMENTS-99.6%
  (cost $11,556,089)                                          10,825,335
Other assets less
  liabilities-0.4%                                                38,708

NET ASSETS-100%                                             $ 10,864,043


See notes to financial statements.


18


STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                         ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                        REAL ESTATE
                                                   PREMIER GROWTH       QUASAR          INVESTMENT
                                                   INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                       FUND              FUND              FUND
                                                  ---------------   ---------------   ---------------
ASSETS
  Investments in securities, at value
    (cost $120,850,718, $34,122,581 and
    $11,556,089, respectively)                     $ 134,523,784     $  35,064,657     $  10,825,335
  Cash                                                       236           111,631             1,245
  Receivable for investment securities sold              737,018           615,207            60,339
  Deferred organization expenses                          53,978            56,698            52,858
  Interest and dividends receivable                       30,229             1,565            18,980
  Receivable for capital stock sold                       24,306             5,657            10,774
  Receivable due from adviser                                 -0-               -0-            6,596
  Total assets                                       135,369,551        35,855,415        10,976,127

LIABILITIES
  Payable for investment securities purchased            216,110           595,469             3,085
  Advisory fee payable                                    75,402            15,658                -0-
  Payable for capital stock redeemed                      66,641                -0-               -0-
  Distribution fee payable                                 1,378               755                -0-
  Accrued expenses                                       157,643            95,789           108,999
  Total liabilities                                      517,174           707,671           112,084

NET ASSETS                                         $ 134,852,377     $  35,147,744     $  10,864,043

COMPOSITION OF NET ASSETS
  Capital stock, at par                                   $8,238            $4,211            $1,378
  Additional paid-in capital                         112,525,139        38,258,271        15,313,604
  Undistributed net investment income                   (111,596)          (86,244)           31,483
  Accumulated net realized gain (loss) on
    investments and foreign currency
    transactions                                       8,757,530        (3,970,570)       (3,751,668)
  Net unrealized appreciation (depreciation)
    of investments                                    13,673,066           942,076          (730,754)
                                                   $ 134,852,377     $  35,147,744     $  10,864,043

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS I SHARES
  Net asset value, redemption and offering
    price per share ($129,380,277/7,902,642,
    $17,332,180/2,074,666 and $10,863,609/
    1,378,148 shares of capital stock issued
    and outstanding, respectively)                        $16.37            $ 8.35            $ 7.88

  CLASS II SHARES
  Net asset value, redemption and offering
    price per share ($5,472,100/335,636,
    $17,815,564/2,136,220 and $434/55.1
    shares of capital stock issued and
    outstanding, respectively)                            $16.30            $ 8.34            $ 7.88


See notes to financial statements.


19


STATEMENTS OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)        ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                                                                        REAL ESTATE
                                                   PREMIER GROWTH       QUASAR          INVESTMENT
                                                   INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                       FUND              FUND              FUND
                                                  ---------------   ---------------   ---------------
INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld
    of $7,355, $0, and $755, respectively)          $    239,614      $     86,206      $    506,124
  Interest                                                86,994            65,041             7,386
  Total income                                           326,608           151,247           513,510

EXPENSES
  Advisory fee                                           399,480           163,925            66,306
  Distribution fee - Class II                              6,347             3,581                -0-
  Custodian                                               63,644            53,363            48,083
  Administrative                                          61,500            61,500            61,500
  Audit and legal                                         23,299            18,012            18,779
  Printing                                                19,005            10,826            11,757
  Transfer agency                                         18,101            16,513             8,395
  Registration                                            15,471             5,513             5,438
  Amortization of organization expenses                    7,240             7,240             7,240
  Directors' fees                                          4,500             4,500             4,500
  Miscellaneous                                            2,071             1,600             1,884
  Total expenses                                         620,658           346,573           233,882
  Less: expenses waived and reimbursed by
    adviser (See Note B)                                (212,715)         (133,122)         (160,208)
  Net expenses                                           407,943           213,451            73,674
  Net investment income (loss)                           (81,335)          (62,204)          439,836

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on investment
    transactions                                       9,645,021        (2,683,456)       (3,429,278)
  Net realized gain on foreign currency
    transactions                                              -0-               -0-            1,299
  Net unrealized appreciation (depreciation)
    of investments                                     8,465,771         4,392,285         3,296,491
  Net gain (loss) on investments and foreign
    currency transactions                             18,110,792         1,708,829          (131,488)

NET INCREASE IN NET ASSETS FROM OPERATIONS          $ 18,029,457      $  1,646,625      $    308,348


See notes to financial statements.


20


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                                           PREMIER GROWTH                      QUASAR                  REAL ESTATE INVESTMENT
                                         INSTITUTIONAL FUND              INSTITUTIONAL FUND              INSTITUTIONAL FUND
                                    -----------------------------   -----------------------------   ----------------------------
                                     SIX MONTHS        PERIOD        SIX MONTHS        PERIOD        SIX MONTHS        PERIOD
                                        ENDED          ENDED            ENDED          ENDED            ENDED          ENDED
                                    APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,
                                     (UNAUDITED)      1998 (A)       (UNAUDITED)       1998 (B)      (UNAUDITED)       1998 (C)
                                    -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)        $    (81,335)   $     16,136    $    (62,204)   $      2,356    $    439,836    $    697,160
  Net realized gain (loss) on
    investments and foreign
    currency transactions              9,645,021        (887,491)     (2,683,456)     (1,287,114)     (3,427,979)       (324,943)
  Net unrealized appreciation
    (depreciation) of investments      8,465,771       5,207,295       4,392,285      (3,450,209)      3,296,491      (4,027,245)
  Net increase (decrease) in net
    assets from operations            18,029,457       4,335,940       1,646,625      (4,734,967)        308,348      (3,655,028)

DIVIDENDS TO
SHAREHOLDERS FROM:
  Net investment income
    Class I                              (46,397)             -0-        (26,396)             -0-       (449,127)       (655,108)
    Class II                                  -0-             -0-             -0-             -0-            (11)            (13)

CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease)             56,961,007      55,539,040      13,014,487      25,214,665      (7,188,510)     22,470,152
  Total increase (decrease)           74,944,067      59,874,980      14,634,716      20,479,698      (7,329,300)     18,160,003

NET ASSETS
  Beginning of period                 59,908,310          33,330      20,513,028          33,330      18,193,343          33,340
  End of period (including
    undistributed net investment
    income of $0, $16,136 and
    $0, $2,356 and $31,483,
    $40,785, respectively.)         $134,852,377    $ 59,908,310    $ 35,147,744    $ 20,513,028    $ 10,864,043    $ 18,193,343


(a)  Commencement of operations, January 7, 1998.

(b)  Commencement of operations, March 17, 1998.

(c)  Commencement of operations, December 9, 1997.


21


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                         ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of three funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund and Alliance Real Estate Investment Institutional Fund (the "Funds"). Each Fund has different investment objectives and policies. Prior to the commencement of operations on January 7, 1998, March 17, 1998 and December 9, 1997, respectively, the Funds had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 3,300 shares of Class I common stock of each Fund for $33,000, and 33 shares of Class II common stock of the Alliance Premier Growth Institutional Fund and the Alliance Quasar Institutional Fund for $330 and 34 shares of Class II common stock of the Alliance Real Estate Investment Institutional Fund for $340 in each case on November 12, 1997. Each Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Each class of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $73,099 for the Real Estate Investment Institutional Fund, $73,098 for the Premier Growth Institutional Fund and $73,098 for the Quasar Institutional Fund have been deferred and are being amortized on a straight-line basis through December 2002, January and March 2003, respectively.


22


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

4. TAXES
It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Trust are charged to each Fund in proportion to net assets.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Funds pay Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .90% of the Real Estate Investment Institutional Fund's average daily net assets and 1% of the Premier Growth Institutional Fund and Quasar Institutional Fund's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.30% of average daily net assets for Class I and Class II of the Premier Growth Institutional Fund; 1.20% and 1.35% of average daily net assets for Class I and Class IIof the Quasar Institutional Fund and 1.00% and 1.40% of average daily net assets for Class Iand Class II for the Real Estate Investment Institutional Fund. For the six months ended April 30, 1999 such reimbursement amounted to: Premier Growth Institutional Fund $151,215; Quasar Institutional Fund $71,622 and Real Estate Investment Institutional Fund $98,708.

Pursuant to the advisory agreement, the Adviser provides to each Fund certain legal and accounting services. For the six months ended April 30, 1999, the Adviser agreed to waive its fees for such services. Such waiver amounted to:
Premier Growth Institutional Fund $61,500; Quasar Institutional Fund $61,500 and Real Estate Investment Institutional Fund $61,500.

The Funds compensate Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Funds. Such compensation amounted to $16,834, $15,427 and $3,684, respectively for the Premier Growth Institutional Fund, the Quasar Institutional Fund and the Real Estate Investment Institutional Fund for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $131 for the Premier Growth Institutional Fund under an expense offset arrangement with Alliance Fund Services.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1999, amounted to $110,669 for the Premier Growth Institutional Fund; $123,337 for the Quasar Institutional Fund and $37,993 for the Real Estate Investment Institutional Fund, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


23


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Funds have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Funds pay a distribution fee to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There is no distribution fee on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

                                       PURCHASES                                 SALES
                          -------------------------------------   -------------------------------------
                              STOCKS AND       U.S. GOVERNMENT        STOCKS AND       U.S. GOVERNMENT
FUND                       DEBT OBLIGATIONS     AND AGENCIES       DEBT OBLIGATIONS     AND AGENCIES
-----------------------   -----------------   -----------------   -----------------   -----------------
Premier Growth
  Institutional             $ 106,209,790           $ -0-           $  49,046,280          $ -0-
Quasar Institutional           42,122,711             -0-              26,684,728            -0-
Real Estate Investment
  Institutional                 2,288,972             -0-               9,310,995            -0-


At April 30, 1999, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation), excluding foreign currency transactions, were as follows:

                                             GROSS UNREALIZED                          NET UNREALIZED
                                              -------------------------------------     APPRECIATION
FUND                            COST            APPRECIATION        DEPRECIATION       (DEPRECIATION)
-----------------------   -----------------   -----------------   -----------------   -----------------
Premier Growth
  Institutional             $ 120,935,378       $  18,501,627       $  (4,913,221)      $  13,588,406
Quasar Institutional           34,665,585           3,138,411          (2,739,339)            399,072
Real Estate Investment
  Institutional                11,878,252             345,561          (1,398,478)         (1,052,917)


For Federal income tax purposes at October 31, 1998, the Fund had capital loss carryforwards for the Portfolios as follows: $598,855 expiring in 2006 for the Premier Growth Institutional Fund $995,373 expiring 2006 for the Quasar Institutional Fund, and $280,232 expiring in 2006 for the Real Estate Investment Institutional Fund.


24


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 18,000,000,000 shares of $.001 par value capital stock authorized, 6,000,000,000 shares each for Premier Growth Institutional Fund, Quasar Institutional Fund and Real Estate Investment Institutional Fund. Each Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in shares of capital stock were as follows:

                                 PREMIER GROWTH INSTITUTIONAL FUND
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     SIX MONTHS        JAN. 7,   SIX MONTHS          JAN. 7,
                        ENDED          1998(A)      ENDED            1998(A)
                     APRIL 30, 1999      TO      APRIL 30, 1999        TO
                      (UNAUDITED)  OCT. 31, 1998  (UNAUDITED)    OCT. 31, 1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold            3,987,894     4,846,318    $ 64,654,051    $ 56,837,599
Shares issued in
  reinvestment of
  dividends                2,643            -0-         36,258              -0-
Shares redeemed         (595,942)     (341,571)     (9,261,576)     (4,198,789)
Net increase           3,394,595     4,504,747    $ 55,428,733    $ 52,638,810

CLASS II
Shares sold              149,591       307,955    $  2,348,461    $  3,782,004
Shares redeemed          (53,494)      (68,449)       (816,187)       (881,774)
Net increase              96,097       239,506    $  1,532,274    $  2,900,230


                                     QUASAR INSTITUTIONAL FUND
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS      MARCH 17,   SIX MONTHS        MARCH 17,
                         ENDED         1998(A)       ENDED           1998(A)
                     APRIL 30, 1999      TO      APRIL 30, 1999        TO
                      (UNAUDITED)  OCT. 31, 1998  (UNAUDITED)    OCT. 31, 1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold              604,023     3,009,763    $  4,687,488    $ 27,395,135
Shares issued in
  reinvestment of
  dividends                3,508            -0-         26,172              -0-
Shares redeemed       (1,298,594)     (247,334)    (10,192,988)     (1,985,986)
Net increase
  (decrease)            (691,063)    2,762,429    $ (5,479,328)   $ 25,409,149

CLASS II
Shares sold            3,868,960       785,381    $ 31,917,688    $  5,617,297
Shares redeemed       (1,732,778)     (785,376)    (13,423,873)     (5,811,781)
Net increase
  (decrease)           2,136,182             5    $ 18,493,815    $   (194,484)


(a)  Commencement of operations.


25


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

                              REAL ESTATE INVESTMENT INSTITUTIONAL FUND
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      SIX MONTHS     DECEMBER 9,  SIX MONTHS       DECEMBER 9,
                         ENDED         1997(A)       ENDED           1997(A)
                     APRIL 30, 1999      TO      APRIL 30, 1999        TO
                      (UNAUDITED)  OCT. 31, 1998  (UNAUDITED)    OCT. 31, 1998
                     ------------  ------------  --------------  --------------
CLASS I
Shares sold              163,574     2,486,932    $  1,249,324    $ 23,779,985
Shares issued in
  reinvestment of
  dividends               61,179        78,721         449,318         655,108
Shares redeemed       (1,186,268)     (229,290)     (8,887,260)     (1,965,003)
Net increase
  (decrease)            (961,515)    2,336,363    $ (7,188,618)   $ 22,470,090

CLASS II
Shares sold                 12.9             6    $        100    $         50
Shares issued in
  reinvestment of
  dividends                    1             1               8              12
Net increase                13.9             7    $        108    $         62


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Funds, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the Statement of Operations. The Funds did not utilize the Facility during the six months ended April 30, 1999.


(a)  Commencement of operations.


26


FINANCIAL HIGHLIGHTS                               ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 PREMIER GROWTH               QUASAR             REAL ESTATE INVESTMENT
                                               INSTITUTIONAL FUND        INSTITUTIONAL FUND        INSTITUTIONAL FUND
                                            ------------------------  ------------------------  ------------------------
                                                    CLASS I                  CLASS I                   CLASS I
                                            ------------------------  ------------------------  ------------------------
                                            SIX MONTHS   JANUARY 7,   SIX MONTHS    MARCH 17,   SIX MONTHS   DECEMBER 9,
                                               ENDED       1998(A)       ENDED       1998(A)       ENDED       1997(A)
                                              APRIL 30,      TO         APRIL 30,      TO         APRIL 30,      TO
                                                1999     OCTOBER 31,      1999     OCTOBER 31,      1999     OCTOBER 31,
                                            (UNAUDITED)     1998      (UNAUDITED)     1998      (UNAUDITED)     1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.62       $10.00       $ 7.42       $10.00       $ 7.78       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                (.01)         .01         (.01)          -0-         .23          .43
Net realized and unrealized gain (loss)
  on investment transactions                    3.77         2.61          .95        (2.58)         .11        (2.26)
Net increase (decrease) in net asset
  value from operations                         3.76         2.62          .94        (2.58)         .34        (1.83)

LESS: DIVIDENDS
Dividends from net investment income            (.01)          -0-        (.01)          -0-        (.24)        (.39)
Net asset value, end of period                $16.37       $12.62        $8.35        $7.42        $7.88        $7.78

TOTAL RETURN
Total investment return based on net
  asset value (c)                              29.81%       26.20%       12.68%      (25.80)%       4.63%      (18.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $129,380      $56,894      $17,332      $20,513      $10,864      $18,193
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                           .90%         .90%        1.20%        1.20%        1.00%        1.00%
  Expenses, before waivers/
    reimbursements (d)                          1.38%        2.29%        2.09%        3.82%        3.17%        3.09%
  Net investment income (loss) (d)              (.16)%        .08%        (.16)%        .03%        5.97%        5.62%
Portfolio turnover rate                           56%          86%          87%          61%          16%          11%


See footnote summary on page 28.


27


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                 PREMIER GROWTH               QUASAR             REAL ESTATE INVESTMENT
                                               INSTITUTIONAL FUND        INSTITUTIONAL FUND        INSTITUTIONAL FUND
                                            ------------------------  ------------------------  ------------------------
                                                   CLASS II                  CLASS II                  CLASS II
                                            ------------------------  ------------------------  ------------------------
                                            SIX MONTHS   JANUARY 7,   SIX MONTHS    MARCH 17,   SIX MONTHS   DECEMBER 9,
                                               ENDED       1998(A)       ENDED       1998(A)       ENDED       1997(A)
                                              APRIL 30,      TO         APRIL 30,      TO         APRIL 30,      TO
                                                1999     OCTOBER 31,      1999     OCTOBER 31,      1999     OCTOBER 31,
                                            (UNAUDITED)     1998      (UNAUDITED)     1998      (UNAUDITED)     1998
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.58       $10.00       $ 7.40       $10.00       $ 7.77       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                (.04)        (.03)        (.03)       (5.89)         .21          .41
Net realized and unrealized gain (loss)
  on investment transactions                    3.76         2.61          .97         3.29          .12        (2.28)
Net increase (decrease) in net asset
  value from operations                         3.72         2.58          .94        (2.60)         .33        (1.87)

LESS: DIVIDENDS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.22)        (.36)
Net asset value, end of period                $16.30       $12.58        $8.34        $7.40        $7.88        $7.77

TOTAL RETURN
Total investment return based on net
  asset value (c)                              29.57%       25.80%       12.70%      (26.00)%       4.48%      (19.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                     $5,472(e)    $3,014(e)   $17,816(e)      $283         $434         $320
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (d)                          1.30%        1.30%        1.35%        1.60%        1.40%        1.40%
  Expenses, before waivers/
    reimbursements (d)                          1.78%        2.65%        1.99%        4.62%        3.69%        3.59%
  Net investment income (loss) (d)              (.57)%       (.38)%       (.65)%       (.14)%       5.72%        5.04%
Portfolio turnover rate                           56%          86%          87%          61%          16%          11%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  000's omitted.


28


                                                   ALLIANCE INSTITUTIONAL FUNDS
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
JANE MACK GOULD, EXECUTIVE VICE PRESIDENT
ALDEN M. STEWART, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DAVID A. KRUTH, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02116

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


29


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


30


ALLIANCE INSTITUTIONAL FUNDS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AIFSR